Statutory reserve	12 Months Ended
Dec. 31, 2018
Statutory Reserve
26. Statutory reserve

In accordance with the relevant laws and regulations of the PRC, the entities established in the PRC are required to transfer 10% of profits after taxation (in accordance with the accounting regulations of the PRC) to a statutory reserve, until the reserve balance reaches 50% of the entity’s registered capital. The reserve may be used to offset accumulated losses or to increase the registered capital, subject to approval from the PRC authorities, and are not available for dividend distribution to equity owners. As of December 31, 2017 (restated) and 2018, total statutory reserves were RMB16.7 million and RMB17.5 million, respectively, which did not reach 50% of the variable interest entity’s registered capital.